EXHIBIT 10-G-3

Confidential information has been omitted from this Exhibit and filed separately with the Commission pursuant to a confidential treatment request under Rule 24b-2.


                  SECOND AMENDMENT TO TRANSPORATION AGREEMENT
                             NUMBER ICC-BN-C-2913


     This second Amendment to Coal Transportation Agreement numbered ICC-BN-C-2913 is made pursuant to 49 U.S.C. Section 10709, between THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (BNSF), as successor to Burlington Northern Railroad Company, and OTTER TAIL POWER COMPANY, NORTHWESTERN PUBLIC SERVICE COMPANY, and MONTANA-DAKOTA UTILITIES COMPANY, (hereinafter jointly referred to as "UTILITIES").

     WHEREAS, BNSF and UTILITIES are parties to Transportation Agreement numbered ICC-BN-C-2913, dated July 18, 1994, and amended on December 27,
1995, governing transportation of Coal in unit trains from Montana and Wyoming Mine Origins to UTILITIES' Big Stone City steam electric power plant near Big Stone City, SD (hereinafter referred to as the "Original Agreement");

     WHEREAS, the parties desire to amend the Original Agreement to increase its term.

     NOW, THEREFORE, in consideration of the premises, covenants and provisions set out herein, the parties hereto agree as follows:

1. EFFECTIVE DATE: This Second Amendment shall be effective on the date last signed below, and shall continue in force through *.

2. From sub-section "2(B). Term of Agreement" delete the sentence "This Agreement shall terminate at 11:59 p.m. Central Standard Time on December 31, 1999." and in its place substitute the following:

      This Agreement shall terminate at midnight on *.

3. From the second paragraph of "Section 2. Effective Date and Term" of the First Amendment of the Original Agreement delete the sentence "The term of this First Amendment shall end at 11:59 p.m. Central Standard Time on December 31, 1999." And in its place substitute the following:

      This First Amendment shall terminate at midnight on *.

4. At the end of Sub-Section "3(A) Covered Mines, Origins or Mine Origins" add the following Mine and BNSF Origin to Group D:


          MINE                        BNSF ORIGIN
          ----                        -----------
          *                           *

5. From the first sentence of first paragraph of Sub-Section "7(C) Minimum Tonnage Requirement or BTU Equivalent" delete the date "December 31, 1999" and in its place substitute *.

6.  From the first paragraph of Sub-Section "7(C) Minimum Tonnage
Requirement or BTU Equivalent" delete the term * and in its place substitute *.

7. From the first paragraph of Sub-Section "7(C ) Minimum Tonnage Requirement or BTU Equivalent" delete the example "EXAMPLE: Group B Origin
* and in its place substitute the following:

       EXAMPLE:  Group B Origin:
       *

8. Delete the last sentence of subsection "14(C) Effect on Minimum Tonnage Requirement or BTU Equivalent" and in its place substitute the following:

        Force Majeure days shall be carried over into succeeding years for purposes of calculating compliance with the Minimum Tonnage Requirement or BTU Equivalent thereunder.

9. As amended and supplemented by this Second Amendment, The Original Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused the Second Amendment to Contract ICC-BN-C-2913 to be executed by their duly authorized representatives on the date last written below.

OTTER TAIL                                      NORTHWESTERN PUBLIC
POWER COMPANY                                   SERVICE COMPANY

By: /s / Ward Uggerud                           By: /s/ Michael J. Hanson
   ---------------------------------            ------------------------------
Title:   Chief Operating Officer                Title:  President & CEO
         Energy Supply
       -----------------------------                  ------------------------
Date:    6/4/99                                 Date:  6/1/99
       -----------------------------                  ------------------------


MONTANA-DAKOTA                                  THE BURLINGTON NORTHERN AND
UTILITIES COMPANY                               SANTA FE RAILWAY COMPANY

By: /s/ Bruce Imsdahl                           By /s/  David S. Quilici
   ---------------------------------              ----------------------------
Title:  V. P. Energy Supply                     Title:  VP Coal Marketing
       -----------------------------                  ------------------------
Date:   6/2/99                                  Date:   6-10-99
       -----------------------------                  ------------------------

(*) Confidential information has been omitted and filed separately with the Commission pursuant to Rule 24b-2.